UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2005 (July 31, 2005)

                                RG America, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                     0-80429
                            (Commission File Number)

                                   75-2823489
                        (IRS Employer Identification No.)

              2100 Valley View Lane, Suite 100 - Dallas, TX (75234)
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (972) 919-4774
              -----------------------------------------------------

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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                                    FORM 8-K
                                RG America, Inc.

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Effective July 30, 2005, fifteen of the sixteen debenture holders ("Holder") signed Amendment Number 1 (the "Amendment") to $400,000 principal amount of Secured Convertible Debentures ("Debentures") between Holder and Registrant. The remaining debenture holder representing $25,000 principal amount of Debentures is out of the country and the Company's agent currently is attempting to contact the individual to obtain the signature for the extension. The Debentures were due and payable on July 31, 2005 and the Amendment related to the following items:

      o The Debentures maturity date was changed to October 31, 2005 or the Company having completed an offering of either debt or equity or both in excess of $2,000,000.

      o Holder waives any and all defaults without further recourse until the amended maturity date of October 31, 2005 is reached.

      o In consideration of the waiver and extension of the maturity date to October 31, 2005, Registrant shall issue warrants to purchase
            Registrant's $0.001 par value common stock. For every $10,000 of principal amount of Debentures outstanding, Holder will receive a warrant to purchase 1,000 shares of common stock at an exercise price of $0.38 per share. As a result of there being $400,000 principal amount of Debentures outstanding, Registrant will issue 40,000 warrants to Holder with the warrants expiring on July 30, 2008.

      o If Registrant files a registration statement in connection with any new financing agreement at any time prior to the maturity date of October 31, 2005, then Registrant shall include in the registration statement a sufficient number of shares to allow for the full conversion of the Debentures plus any accrued and unpaid interest thereon, the Shares and the full exercise of all Warrants held by HOLDER. Registrant shall use its best efforts to include HOLDER as a party to the registration rights agreement prepared in connection with such offering.

      o Except as amended by this Amendment, the Debentures remain in full force and effect.

Neither the Company nor its agent has received a notice of default related to the remaining $25,000 of Debentures discussed previously. Further, no such notice of default is anticipated once the remaining debenture holder is contacted and signs the Amendment, as expected.

The Amendment and form of common stock warrant are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

In consideration of the Amendment discussed under Item 1.01 above, Registrant issued 40,000 warrants to Holder with the warrants expiring on July 30, 2008. None of the warrants have been exercised and no fees or commissions were paid in connection with the issuance of the warrants. The issuance of the warrants was made in reliance of Section 4(2) of the Securities Act of 1933 (the "Securities Act"), as amended and Regulation D promulgated pursuant thereto, which provide for exemptions for transactions not involving a public offering. All of the warrant holders are "accredited" investors and are existing creditors of the Company as detailed under Item 1.01 above. The underlying common stock from the exercise of the warrants shall not be offered, sold or transferred other than pursuant to an effective registration statement under the Securities Act or an exemption from such registration requirements.



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Section 9 - Financial Statements and Exhibits

Exhibit Number                         Description
--------------                         -----------
99.1            Amendment Number 1 to Subordinated Secured Convertible Debenture
99.2            Form of Common Stock Warrant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                RG AMERICA, INC.
                                  (Registrant)

Date: August 4, 2005

/s/ John E. Rea
--------------------------------------
John E. Rea, Chief Executive Officer



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